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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2001

 ZENITH NATIONAL INSURANCE CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9627	95-2702776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 21255 Califa Street, Woodland Hills, CA 91367-5021
(Address of Principal Executive Offices) (Zip Code)

 Registrant's telephone number, including area code (818) 713-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

    On December 5, 2001, Zenith National Insurance Corp. ("Zenith") completed the sale of 1,000,000 shares of its common stock to Odyssey Reinsurance Corporation ("Odyssey") for $25,000,000. The sale was completed pursuant to a Stock Purchase Agreement, dated as of November 21, 2001, between Zenith and Odyssey, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by this reference. Zenith's press release relating to the sale is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits. The following exhibits are included in this Report:

Number	Exhibit

10.1	Stock Purchase Agreement dated as of November 21, 2001 between Zenith National Insurance Corp. and Odyssey Reinsurance Corporation

99.1	Press Release of Zenith National Insurance Corp. Dated December 5, 2001

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.
Dated: December 6, 2001	By:	/s/ STANLEY R. ZAX
		Name:	Stanley R. Zax
		Title:	Chairman & President

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FORM 8-K
Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE